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                                                                   EXHIBIT  10.4



                                   AGREEMENT
                                   ---------

     This agreement is made as of the 7th day of December, 2000, between JACOBS ENGINEERING GROUP INC., a Delaware corporation ("Company") and JOSEPH J. JACOBS ("Jacobs").

     In accordance with previous practice, the term for the ending of the outstanding November 30, 1993 employment agreement between the parties is extended from September 30, 2004 to September 30, 2005. All of the other provisions of the agreement shall remain in force.

     IN WITNESS WHEREOF, the Company has caused this agreement to be executed by its duly authorized representatives, and Jacobs has affixed his signature, as of the date first above written.



                                             JOSEPH J. JACOBS
                                             ("Jacobs")

                                             /s/ Joseph J. Jacobs
                                             -----------------------------
                                             1111 S. Arroyo Parkway
                                             Pasadena, California 91105


                                             JACOBS ENGINEERING GROUP INC.
                                             ("Company")

                                             By:  /s/ Noel G. Watson
                                                  ------------------------
                                             Noel G. Watson
                                             President

                                             By:  /s/ John W. Prosser, Jr.
                                                  ------------------------
                                             John W. Prosser, Jr.
                                             Senior Vice President
                                             Finance and Administration